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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 21, 2005

                          HITTITE MICROWAVE CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         DELAWARE                   000-51448                  04-2854672
(STATE OR OTHER JURISDICTION       (COMMISSION                (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)           IDENTIFICATION NUMBER)

                       20 ALPHA ROAD, CHELMSFORD, MA 01824
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (978) 250-3343
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On July 21, 2005, Hittite Microwave Corporation, a Delaware corporation (the "Company"), entered into an Underwriting Agreement (the "Underwriting Agreement") with the Selling Stockholders (as defined in the Underwriting Agreement) and Lehman Brothers Inc., Needham & Company, LLC, Piper Jaffray & Co. and Thomas Weisel Partners LLC, as representatives of the several underwriters named in SCHEDULE 1 to the Underwriting Agreement (the "Underwriters"), the form of which is filed as Exhibit 10.1 hereto. Pursuant to the Underwriting Agreement, the Company agreed to issue and sell to the Underwriters an aggregate of 2,700,000 shares of its common stock, par value $0.01 per share, (the "Common Stock"), and the Selling Stockholders agreed to sell to the Underwriters an aggregate of 1,800,000 shares of Common Stock, such shares to be sold by the Underwriters in the initial public offering of the Common Stock ("IPO"). The Company also granted the Underwriters a 30-day option (the "Option") to purchase up to an additional 675,000 shares of Common Stock if the Underwriters sold more than 4,500,000 shares of Common Stock in the IPO. The form of Underwriting Agreement was previously filed as
Exhibit 1.1 to the Company's registration statement on Form S-1 (File No. 333-124664), which registration statement was filed with the Securities and Exchange Commission and declared effective on July 21, 2005.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS, CHANGE IN FISCAL YEAR.

    On July 27, 2005, the Company's Second Amended and Restated Certificate of Incorporation and its Amended and Restated By-Laws, filed hereto as Exhibits 3.1 and 3.2, respectively, became effective.

ITEM 8.01. OTHER EVENTS.

     On July 27, 2005, the Company completed its issuance and sale of 2,700,000 shares of Common Stock, and the Selling Shareholders completed their sale of 1,800,000 shares of Common Stock, to the Underwriters. On July 27, 2005, the Underwriters exercised in full the Option to purchase from the Company an additional 675,000 shares of Common Stock. On July 29, 2005, the Company completed its issuance and sale of such 675,000 shares of Common Stock to the Underwriters pursuant to the Option.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

     (c)    Exhibits

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     3.1    Second Amended and Restated Certificate of Incorporation of the
Company

     3.2    Amended and Restated By-Laws of the Company

     10.1 Form of Underwriting Agreement, dated July 21, 2005, by and among the Company, the Selling Stockholders (as defined in the Underwriting Agreement) and Lehman Brothers Inc., Needham & Company, LLC, Piper Jaffray & Co. and Thomas Weisel Partners LLC, as representatives of the several underwriters named in
SCHEDULE 1 to the Underwriting Agreement

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HITTITE MICROWAVE CORPORATION


                                       By: /s/ William W. Boecke
                                           -----------------------
                                           William W. Boecke
                                           Chief Financial Officer


Date: August 2, 2005

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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
     3.1       Second Amended and Restated Certificate of Incorporation of the
               Company

     3.2       Amended and Restated By-Laws of the Company

     10.1      Form of Underwriting Agreement, dated July 21, 2005, by and among the Company, the Selling Stockholders (as defined in the Underwriting
               Agreement) and Lehman Brothers Inc., Needham & Company, LLC,
               Piper Jaffray & Co. and Thomas Weisel Partners LLC, as representatives of the several underwriters named in SCHEDULE 1 to the Underwriting
               Agreement


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